UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2011
SNYDER’S-LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 3, 2011. Proxies were solicited from holders of 67,014,991 outstanding shares of Common Stock as of the close of business on March 9, 2011, as described in the Company’s Proxy Statement dated March 30, 2011.
At the meeting, stockholders elected the four directors named below. The votes cast with respect to each director were as follows:

Director Name	Votes For	Votes Withheld	Non Votes
C. Peter Carlucci, Jr.	35,943,072	12,014,991	9,276,865
James W. Johnston	46,894,210	1,063,853	9,276,865
W. J. Prezzano	45,615,446	2,342,617	9,276,865
Patricia A. Warehime	38,689,104	9,268,959	9,276,865
The Directors will hold office until the next annual meeting of stockholders in 2014.
At the meeting, the stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2011. This proposal received 56,059,981 votes for; 1,107,283 votes against; and 67,664 abstentions.
Also at the meeting, the stockholders approved the advisory resolution approving the compensation paid to Snyder’s-Lance, Inc. named executive officers. This proposal received 42,687,955 votes for; 2,326,097 votes against; 2,944,011 abstentions; and 9,276,865 non votes.
Also at the meeting, the stockholders voted to hold an advisory vote on the compensation of Snyder’s-Lance, Inc. named executive officers, also known as a “say on pay vote,” every year. This proposal received 42,221,818 votes for every year; 227,577 votes for every two years; 3,421,629 votes for every three years; 2,087,039 abstentions; and 9,276,865 non votes. Accordingly, the Company will hold an advisory vote on the compensation of its named executive officers every year.
Item 8.01. Other Events.
On May 3, 2011, Snyder’s-Lance, Inc. (the “Company”) issued a press release announcing the results from its 2011 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated May 3, 2011, announcing the results from the 2011 Annual Meeting of Stockholders.
The information furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC. (Registrant)

Date: May 5, 2011	By:	/s/ Rick D. Puckett

Rick D. Puckett Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
May 3, 2011	0-398
SNYDER’S-LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 3, 2011, announcing results from the 2011 Annual Meeting of Stockholders.